UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Fixed Income Opportunities Fund

(formerly Deutsche Fixed Income Opportunities Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights

33	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
64	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Fixed Income Opportunities Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Fixed Income Opportunities Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 12 for more complete performance information.

DWS Fixed Income Opportunities Fund produced a total return of –0.54% for the 12 months ended October 31, 2018. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned –2.05% for the period, while the Fund’s additional reference benchmark, the ICE 3-month LIBOR Index, returned 2.18% for the period.

Management Process

Portfolio management uses proprietary research together with the ideas and insights of DWS’s global portfolio construction team to create a portfolio that is designed to achieve attractive risk-adjusted returns. Portfolio construction begins with the review of market investment themes that the portfolio management team believes offer low volatility and attractive return characteristics. The portfolio management team then evaluates a broad spectrum of fixed income instruments in order to efficiently implement its investment themes. As part of this evaluation of a fixed income instrument, characteristics such as income potential, drawdown risks, implementation costs, appropriateness with regard to existing and planned investments and volatility are considered. Once the appropriate fixed income instruments have been selected, the portfolio management team determines the appropriate portfolio weighting for each investment theme and the related fixed income instruments.

Fixed-income returns faced a headwind from rising U.S. Treasury yields over the 12-month period. The period was largely characterized by strong economic fundamentals, including positive U.S. growth numbers, robust corporate earnings and an environment of arguably full employment. The passage of tax legislation at the end of 2017 that included a permanent reduction in corporate tax rates and incentives to accelerate capital investment further fueled optimism. Taken together, these factors outweighed concerns around the potential impact on global growth of increasingly protectionist U.S. trade policy and an escalating exchange of tariffs with China.

4	|	DWS Fixed Income Opportunities Fund

Given the backdrop of moderate growth and historically low unemployment, the U.S. Federal Reserve (the Fed) continued to gradually normalize monetary policy. In this vein, the Fed continued a phased process of reducing its holdings of mortgage-backed securities and Treasuries. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed, and the immediate impact on longer-term interest rates was fairly modest. However, Treasury yields would spike higher in early 2018 as hiring and wage data surprised to the upside, raising the prospect of accelerated Fed action on hiking short term rates.

The Fed continued to incrementally raise its benchmark overnight lending rate toward a more neutral level over the period. The fed funds rate was increased by a quarter point on four occasions over the 12 months ended October 31, 2018, leaving the upper band of its target range at 2.25%, generally considered at the low end of normal. With core inflation hovering around its 2% target, the Fed’s Open Market Committee at its September 25 meeting signaled the likelihood of an additional increase in fed funds before the end of 2018.

“Fixed-income	returns faced a headwind from rising U.S. Treasury yields over the 12-month period.”

For the 12 months ended October 31, 2018, U.S. Treasury yields rose along maturity spectrum and the yield curve flattened as increases were most significant on shorter maturities. To illustrate, the two-year Treasury yield rose from 1.60% to 2.87%, while the five-year rose from 2.01% to 2.98%, the 10-year from 2.38% to 3.15% and the 30-year from 2.88% to 3.39% (Source: U.S. Department of the Treasury).

Performance among sectors that trade at a yield spread relative to Treasuries was mixed for the 12-month period. Returns for emerging market bonds were well into negative territory while investment grade corporate bonds also experienced negative performance in aggregate. Less interest rate-sensitive high yield corporate bonds managed modest positive returns.

Positive and Negative Contributors to Performance

The principal positive contributors to the Fund’s performance relative to the benchmark included positioning with respect to securitized sectors, which include residential mortgage-backed securities (MBS), commercial

DWS Fixed Income Opportunities Fund	|	5

mortgage-backed securities (CMBS) and asset-backed securities (ABS). In particular, the Fund’s CMBS holdings added to relative performance.

A meaningful out-of-benchmark allocation to below-investment grade, high yield corporate bonds also added to relative performance. Within high yield, positive contributions were led by an overweighting of energy-related issues which benefited from the strength in oil prices seen over most of the period.

The Fund’s positioning along the yield curve and underweight stance with respect to overall portfolio duration and corresponding interest rate sensitivity contributed positively to performance as Treasury yields rose over the period.

The leading detractor from performance was an out-of-benchmark allocation to emerging market bonds, as the asset class was buffeted by concerns over rising interest rates and a strong U.S. dollar. In particular, sovereign exposure within Argentina and Turkey weighed on returns as both the peso and lira declined sharply relative to major currencies.

The use of interest rate derivatives as part of implementing the Fund’s overall duration stance added to performance. Indexed exposure to high yield credit default swaps also contributed positively to performance. Currency forwards were used for hedging when buying non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures.

Outlook and Positioning

As of October 31, 2018, the bulk of the portfolio was allocated approximately as follows: 33% total to MBS, CMBS and ABS; 21% to high-yield corporate bonds; 20% to emerging-markets bonds; 14% to investment-grade corporate bonds; 6% to U.S. Treasuries; and 4% to cash and other assets and liabilities, net.

The Fund is maintaining a constructive stance with respect to risk-based asset classes, while implementing a cautious approach within each category given higher valuations. Overall, we continue to prefer higher-quality and shorter-duration securities within each risk-based asset class. Within emerging markets, we are maintaining a broadly diversified (diversification cannot protect against loss) approach with exposure to approximately 20 countries given potential market volatility stemming from concerns around trade and a strong U.S. dollar. Within corporate credit, our positioning in credit remains highly diversified with a bias toward higher-yielding bonds.

6	|	DWS Fixed Income Opportunities Fund

We expect interest rates to be largely range-bound with a slight upward bias. We will look to tactically shift duration around the margins as rates move higher or lower within their current range.

We continue to carefully monitor the Fund’s overall risk profile while seeking to make tactical adjustments in our exposures to various segments of the fixed-income market as relative valuation opportunities emerge.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–

Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

–	Portfolio Manager for US and UK Unconstrained Funds: London

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Kevin Bliss, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

–	Fixed Income Portfolio Manager: New York.

–	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Onur Uncu, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2013 with six years of industry experience. Prior to joining, he worked as a trader on the Credit Solutions team at Deutsche Bank and as a trader in the investment banking division at Credit Suisse.

–	Portfolio Manager for Fixed Income with Focus on Risk Analysis and Quantitative Implementation: London.

–	MS, PhD in Management Science and Engineering, Stanford University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Fixed Income Opportunities Fund	|	7

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.

The ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Residential mortgage-backed securities (MBS) are secured by home loans.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt including credit cards, home equity loans and auto loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management, for non-hedging purposes to seek to enhance potential gain; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Diversification neither assures a profit nor protects against loss.

8	|	DWS Fixed Income Opportunities Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–0.54%	0.90%	2.14%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.27%	0.34%	1.86%
Bloomberg Barclays U.S. Aggregate Bond Index†	–2.05%	1.83%	3.94%
ICE 3-month LIBOR Index††	2.18%	0.91%	0.69%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–1.27%	0.14%	1.39%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.27%	0.14%	1.39%
Bloomberg Barclays U.S. Aggregate Bond Index†	–2.05%	1.83%	3.94%
ICE 3-month LIBOR Index††	2.18%	0.91%	0.69%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/18
No Sales Charges		–0.42%	1.77%
Bloomberg Barclays U.S. Aggregate Bond Index†		–2.05%	0.58%
ICE 3-month LIBOR Index††		2.18%	0.97%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	–0.30%	1.10%	2.38%
Bloomberg Barclays U.S. Aggregate Bond Index†	–2.05%	1.83%	3.94%
ICE 3-month LIBOR Index††	2.18%	0.91%	0.69%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	–0.29%	1.16%	2.40%
Bloomberg Barclays U.S. Aggregate Bond Index†	–2.05%	1.83%	3.94%
ICE 3-month LIBOR Index††	2.18%	0.91%	0.69%

DWS Fixed Income Opportunities Fund	|	9

On August 1, 2016, the Fund’s investment process was changed and the Fund was renamed from Deutsche Ultra-Short Duration Fund to DWS Fixed Income Opportunities Fund. Additionally, the Fund also previously changed its investment strategies on April 15, 2011. The Fund’s past performance may have been different if the Fund was managed using the current investment strategies and process.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.07%, 1.83%, 0.94%, 0.89% and 0.81% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS Fixed Income Opportunities Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on February 2, 2015.

†

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††

ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

DWS Fixed Income Opportunities Fund	|	11

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/18	$8.36	$8.36	$8.36	$8.37	$8.37
10/31/17	$8.66	$8.66	$8.67	$8.67	$8.67
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.25	$.18	$.27	$.28	$.28
October Income Dividend	$.0232	$.0181	$.0249	$.0249	$.0249
SEC 30-day Yield‡‡	3.62%	2.97%	3.98%	3.97%	3.97%
Current Annualized Distribution Rate‡‡	3.27%	2.55%	3.51%	3.50%	3.50%

‡‡

The SEC yield is net investment income per share earned over the year ended October 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.90%, for Class R6 shares, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.49% for Class R6 shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS Fixed Income Opportunities Fund

Portfolio Summary		(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Corporate Bonds	32%	30%
Government & Agency Obligations	22%	29%
Asset-Backed	19%	13%
Collateralized Mortgage Obligations	13%	10%
Cash Equivalents	10%	4%
Exchange-Traded Funds	3%	10%
Commercial Mortgage-Backed Securities	1%	2%
Mortgage-Backed Securities Pass-Throughs	0%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	10/31/18	10/31/17
AAA	20%	29%
AA	7%	5%
A	11%	9%
BBB	33%	26%
BB	10%	16%
B	13%	11%
Below B	1%	1%
Not Rated	5%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/18	10/31/17
Effective Maturity	6.1 years	4.9 years
Effective Duration	2.2 years	1.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 64 for contact information.

DWS Fixed Income Opportunities Fund	|	13

Investment Portfolio	as of October 31, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 31.8%
Communication Services 3.0%
Altice Financing SA, 144A, 7.5%, 5/15/2026	1,000,000	940,000
CSC Holdings LLC, 144A, 5.5%, 4/15/2027	1,000,000	960,000
Expedia Group, Inc., 3.8%, 2/15/2028	800,000	724,096
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	800,000	746,000

		3,370,096

Consumer Discretionary 1.5%
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (b)	450,000	424,688
CVS Pass-Through Trust, 6.036%, 12/10/2028	1,240,257	1,313,509

		1,738,197

Energy 11.8%
Boardwalk Pipelines LP, 4.95%, 12/15/2024	1,000,000	1,009,415
Buckeye Partners LP, 3.95%, 12/1/2026	1,500,000	1,369,905
Chesapeake Energy Corp., 8.0%, 1/15/2025 (b)	315,000	318,937
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	800,000	816,000
CrownRock LP, 144A, 5.625%, 10/15/2025	100,000	95,125
Energy Transfer Operating LP, 4.05%, 3/15/2025	750,000	718,549
EnLink Midstream Partners LP, 4.85%, 7/15/2026	1,000,000	945,819
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022	1,500,000	1,485,432
144A, 4.4%, 4/30/2023	1,000,000	988,960
Laredo Petroleum, Inc., 6.25%, 3/15/2023	500,000	491,250
Marathon Petroleum Corp., 144A, 5.125%, 12/15/2026	1,000,000	1,026,249
Petrobras Global Finance BV, 5.299%, 1/27/2025	1,000,000	953,750
Plains All American Pipeline LP, 4.5%, 12/15/2026	1,115,000	1,078,204
Range Resources Corp., 5.0%, 3/15/2023	250,000	241,875
Resolute Energy Corp., 8.5%, 5/1/2020	200,000	199,500
Southwestern Energy Co., 7.75%, 10/1/2027	250,000	253,125
Weatherford International Ltd., 8.25%, 6/15/2023 (b)	450,000	343,125
WildHorse Resource Development Corp., 6.875%, 2/1/2025	1,000,000	995,000

		13,330,220

Financials 10.1%
Akbank T.A.S., 144A, 5.0%, 10/24/2022	250,000	227,558
Banco Santander SA, 3.5%, 4/11/2022	750,000	732,067
Bank of America Corp., 4.0%, 1/22/2025	750,000	730,379
Barclays PLC, 4.836%, 5/9/2028	1,000,000	922,944
BNP Paribas SA, 144A, 6.75%, 3/14/2022 (b)	500,000	505,625
BPCE SA, 144A, 4.875%, 4/1/2026	1,000,000	984,790

The accompanying notes are an integral part of the financial statements.

14	|	DWS Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)
Citigroup, Inc.:
4.125%, 7/25/2028	1,500,000	1,422,245
5.5%, 9/13/2025	750,000	786,453
HSBC Holdings PLC, 6.0%, 5/22/2027	2,000,000	1,840,000
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	750,000	681,524
Royal Bank of Scotland Group PLC, 3.498%, 5/15/2023	750,000	721,349
The Goldman Sachs Group, Inc., 2.905%, 7/24/2023	750,000	721,280
Westpac Banking Corp., 5.0%, 9/21/2027	1,300,000	1,137,380

		11,413,594

Health Care 0.9%
HCA, Inc., 5.25%, 6/15/2026	1,000,000	1,017,500

Industrials 0.4%
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	450,000	446,625

Information Technology 1.2%
Dell International LLC, 144A, 4.42%, 6/15/2021	1,320,000	1,330,951

Materials 2.2%
AK Steel Corp., 7.0%, 3/15/2027 (b)	500,000	442,500
Evraz Group SA, 144A, 5.375%, 3/20/2023	900,000	884,250
Metinvest BV, 144A, 7.75%, 4/23/2023	750,000	720,000
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	500,000	469,375

		2,516,125

Utilities 0.7%
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021	750,000	774,375
Total Corporate Bonds (Cost $37,716,124)		35,937,683

Mortgage-Backed Securities Pass-Throughs 0.3%
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	319,020	314,995
4.5%, 4/1/2023	23,002	23,589
12-month USD-LIBOR + 1.770%, 4.52%**, 9/1/2038	20,163	21,078
Government National Mortgage Association, 7.0%, 6/20/2038	5,704	6,621

Total Mortgage-Backed Securities Pass-Throughs (Cost $387,033)		366,283

Asset-Backed 18.5%
Automobile Receivables 4.4%
Avis Budget Rental Car Funding AESOP LLC:
“B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,491,732
“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,000,000	1,981,180

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	15

	Principal Amount ($)(a)	Value ($)
Hertz Vehicle Financing II LP, “C”, Series 2018-1A, 144A, 4.39%, 2/25/2024	1,500,000	1,491,741

		4,964,653

Home Equity Loans 0.1%
Home Loan Trust, “A7”, Series 2001-HI4, 7.24%, 10/25/2026	1,037	1,032
Renaissance Home Equity Loan Trust:
“AF1”, Series 2006-4, 5.545%, 1/25/2037	57,763	32,319
“AF1”, Series 2007-2, 5.893%, 6/25/2037	340,249	156,261
Southern Pacific Secured Assets Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	1,731	1,786

		191,398

Miscellaneous 14.0%
DB Master Finance LLC, “A2II”, Series 2017-1A, 144A, 4.03%, 11/20/2047	1,985,000	1,935,653
Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	560,000	556,237
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	790,000	773,402
Dryden CLO Ltd., “D”, Series 2018-64A, 144A, 3-month USD-LIBOR + 2.650%, 5.095%**, 4/18/2031	1,250,000	1,236,638
Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.149%**, 7/18/2030	570,000	570,396
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	338,661	332,587
Jubilee CLO BV, “C1”, Series 2018-21A, 144A, 3-month EURO-LIBOR + 2.500% floor, 2.5%**, 1/15/2032	EUR 1,000,000	1,132,650
Madison Park Funding XIV Ltd., “DRR”, Series 2017-14A, 144A, 3-month USD-LIBOR + 2.950%, 5.419**, 10/22/2030	1,000,000	999,983
Neuberger Berman CLO Ltd., “D”, Series 2018-28A, 144A, 3-month USD-LIBOR + 2.850%, 5.319%**, 4/20/2030	1,000,000	989,291
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	922,416	911,926
Octagon Investment Partners XVI Ltd., “BR”, Series 2013-1A, 144A, 1-month USD-LIBOR + 1.600%, 3.936%**, 7/17/2030	3,500,000	3,499,657
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.579%**, 7/20/2030	1,000,000	997,468
Voya CLO Ltd., “CR”, Series 2016-3A, 144A, 3-month USD-LIBOR + 3.250%, 5.721%**, 10/18/2031	1,500,000	1,500,000
Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	357,300	343,015

		15,778,903
Total Asset-Backed (Cost $21,302,485)		20,934,954

The accompanying notes are an integral part of the financial statements.

16	|	DWS Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)

Commercial Mortgage-Backed Securities 1.2%
BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.58%**, 11/15/2035	500,000	500,928
Credit Suisse First Boston Mortgage Securities Corp., “F”, Series 2005-C1, 144A, 4.821%, 2/15/2038	189,410	189,108
InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.53%**, 1/15/2033	700,000	699,107

Total Commercial Mortgage-Backed Securities (Cost $1,387,989)		1,389,143

Collateralized Mortgage Obligations 13.3%
Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	42,818	43,691
Countrywide Home Loan Mortgage Pass Through Trust, “5A1”, Series 2005-HY10, 3.438%**, 2/20/2036	87,481	75,346
Fannie Mae Connecticut Avenue Securities:
“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.281%** , 3/25/2031	375,000	370,089
“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.431%** , 9/25/2028	200,203	200,850
“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.631%** , 1/25/2031	500,000	502,482
Federal Home Loan Mortgage Corp.:
“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045	5,332,117	1,117,610
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	1,267,597	195,681
“LG”, Series 4281, 4.0%, 1/15/2043	2,106,043	2,140,591
“H”, Series 4685, 4.0%, 8/15/2044	1,331,659	1,351,681
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	3,454,772	844,052
“XS”, Series 2470, Interest Only, 7.000% minus 1-month USD-LIBOR, 4.721%** , 2/15/2031	491,217	42,413
“LA”, Series 1343, 8.0%, 8/15/2022	19,985	21,188
“PK”, Series 1751, 8.0%, 9/15/2024	100,435	108,860
Federal National Mortgage Association:
“DE”, Series 2014-18, 4.0%, 8/25/2042	2,264,823	2,265,518
“9”, Series 406, Interest Only, 4.5%, 2/25/2041	1,137,865	275,292
“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042	706,593	159,723
“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044	1,502,780	324,595
“2”, Series 350, Interest Only, 5.5%, 3/25/2034	125,469	27,482
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2018-DNA2,144A, 1-month USD-LIBOR + 2.150%, 4.431%**, 12/25/2030	1,350,000	1,338,666
“M1”, Series 2013-DN1, 1-month USD-LIBOR + 3.400%, 5.681%**, 7/25/2023	5,623	5,635

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	17

	Principal Amount ($)(a)	Value ($)
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	1,440,155	245,381
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	2,607,535	550,529
“YI”, Series 2009-118, Interest Only, 4.5%, 5/20/2038	51,367	1,873
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	1,266,619	255,590
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	881,118	213,296
“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	358,928	95,308
MLCC Mortgage Investors, Inc., “1A”, Series 2004-1, 4.191%, 12/25/2034	22,874	22,777
Residential Asset Mortgage Products, Inc., “A4”, Series 2004-SL4, 7.0%, 7/25/2032	143,833	138,758
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 3.05%**, 1/15/2049	AUD 2,142,523	1,510,148
STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.234% **, 9/25/2048	540,541	535,963

Total Collateralized Mortgage Obligations (Cost $13,141,690)		14,981,068

Government & Agency Obligations 21.7%
Other Government Related (c) 2.8%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025	700,000	593,436
Gazprom OAO, 144A, 4.95%, 7/19/2022	1,000,000	1,002,072
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,000,000	1,072,678
Vnesheconombank, 144A, 5.942%, 11/21/2023	500,000	477,333

		3,145,519

Sovereign Bonds 13.2%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023	350,000	309,516
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027	350,000	323,121
Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024	800,000	747,680
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	1,000,000	986,850
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023	1,000,000	1,008,910
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN 23,959,645	1,091,918
Oman Government International Bond, 144A, 4.75%, 6/15/2026	1,350,000	1,242,000
Republic of Angola, 144A, 9.5%, 11/12/2025	600,000	660,660
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	750,000	417,750
Republic of Ecuador, 144A, 8.75%, 6/2/2023	550,000	525,250
Republic of Kenya, 144A, 6.875%, 6/24/2024	550,000	535,099
Republic of Namibia, 144A, 5.25%, 10/29/2025	800,000	720,064

The accompanying notes are an integral part of the financial statements.

18	|	DWS Fixed Income Opportunities Fund

	Principal Amount ($)(a)	Value ($)
Republic of Nigeria, 144A, 6.5%, 11/28/2027	670,000	614,752
Republic of Senegal, 144A, 6.25%, 7/30/2024	700,000	682,556
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022	500,000	464,485
Republic of Zambia, 144A, 5.375%, 9/20/2022	600,000	403,938
State of Qatar, 144A, 3.25%, 6/2/2026 (b)	2,850,000	2,705,106
United Mexican States, Series M, 5.75%, 3/5/2026	MXN 35,319,400	1,454,193

		14,893,848

U.S. Treasury Obligation 6.4%
U.S. Treasury Bills:
2.362%***, 8/15/2019 (e)	450,000	440,924
2.573%***, 10/10/2019 (f)	290,000	282,868
U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023	6,598,150	6,472,373

		7,196,165
Total Government & Agency Obligations (Cost $26,254,696)		25,235,532

	Shares	Value ($)
Common Stocks 0.0%
Information Technology 0.0%
Answers Corp.* (Cost $128,448)	1,110	3,885

Warrant 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (d) (Cost $356,760)	3,083	0

Exchange-Traded Fund 2.6%
iShares iBoxx $ High Yield Corporate Bond ETF (b) (Cost $3,016,716)	34,598	2,918,341

	Shares	Value ($)
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (g) (h) (Cost $6,399,235)	6,399,235	6,399,235

Cash Equivalents 9.7%
DWS Central Cash Management Government Fund, 2.19% (g) (Cost $10,970,414)	10,970,414	10,970,414

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	19

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $121,061,590)	105.5	119,136,538
Other Assets and Liabilities, Net	(5.5)	(6,221,156)

Net Assets	100.0	112,915,382

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- bu tions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (g) (h)
9,748,265	—	3,349,030	(i)	—	—	124,872	—	6,399,235	6,399,235
Cash Equivalents 9.7%
DWS Central Cash Management Government Fund, 2.19% (g)
6,232,366	117,025,311	112,287,263		—	—	114,001	—	10,970,414	10,970,414
15,980,631	117,025,311	115,636,293		—	—	238,873	—	17,369,649	17,369,649

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $6,217,086, which is 5.5% of net assets.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)	Investment was valued using significant unobservable inputs.

(e)	At October 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	At October 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Fixed Income Opportunities Fund

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
2 Year U.S. Treasury Note	USD	12/31/2018	45	9,500,004	9,479,532	(20,472)

At October 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Note	USD	12/31/2018	198	22,381,718	22,251,004	130,714
Euro-Schatz	EUR	12/6/2018	211	26,755,718	26,760,818	(5,100)
Total net unrealized appreciation						125,614

At October 31, 2018, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized (Depreciation) ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	12/20/2023	5,400,000	USD	313,860	387,461	(73,601)

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	21

As of October 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	2,350,000	USD	1,705,727	11/16/2018	41,276	Bank of America
EUR	2,186,748	USD	2,537,475	11/23/2018	56,127	JPMorgan Chase Securities, Inc.
CNY	18,974,588	USD	2,729,671	1/9/2019	9,238	Toronto-Dominion Bank
MXN	33,008,000	USD	1,691,090	1/23/2019	88,746	State Street Bank and Trust
Total unrealized appreciation					195,387

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,564,110	EUR	2,186,146	11/23/2018	(83,444)	JPMorgan Chase Securities, Inc.
USD	1,180,671	CNY	8,228,051	1/9/2019	(996)	Credit Agricole
Total unrealized depreciation					(84,440)

Currency Abbreviations
AUD Australian Dollar
CNY Chinese Yuan
EUR Euro
MXN Mexican Peso
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Fixed Income Opportunities Fund

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (j)
Corporate Bonds	$—	$35,937,683	$—	$35,937,683
Mortgage-Backed Securities Pass-Throughs	—	366,283	—	366,283
Asset-Backed	—	20,934,954	—	20,934,954
Commercial Mortgage-Backed Securities	—	1,389,143	—	1,389,143
Collateralized Mortgage Obligations	—	14,981,068	—	14,981,068
Government & Agency Obligations	—	25,235,532	—	25,235,532
Common Stocks	—	3,885	—	3,885
Warrant	—	—	0	0
Exchange-Traded Fund	2,918,341	—	—	2,918,341
Short-Term Investments (j)	17,369,649	—	—	17,369,649
Derivatives (k)
Futures Contracts	$130,714	$—	$—	$130,714
Forward Foreign Currency Contracts	—	195,387	—	195,387
Total	$20,418,704	$99,043,935	$0	$119,462,639

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (k)
Futures Contracts	$(25,572)	$—	$—	$(25,572)
Credit Default Swap Contracts	—	(73,601)	—	(73,601)
Forward Foreign Currency Contracts	—	(84,440)	—	(84,440)
Total	$(25,572)	$(158,041)	$—	$(183,613)

(j)	See Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	23

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $103,691,941) — including $6,217,086 of securities loaned	$101,766,889
Investment in DWS Government & Agency Securities Portfolio (cost $6,399,235)*	6,399,235
Investment in DWS Central Cash Management Government Fund (cost $10,970,414)	10,970,414
Cash	508,939
Receivable for investments sold	89,731
Receivable for investments sold — when-issued securities	1,502,813
Receivable for Fund shares sold	11,430
Dividends receivable	13,463
Interest receivable	982,655
Receivable for variation margin on futures contracts	37,765
Receivable for variation margin on centrally cleared swaps	10,376
Unrealized appreciation on forward foreign currency contracts	195,387
Other assets	19,841
Total assets	122,508,938

Liabilities
Foreign cash overdraft, at value (cost $117)	67
Payable upon return of securities loaned	6,399,235
Payable for investments purchased — when-issued securities	2,632,650
Payable for Fund shares redeemed	129,304
Unrealized depreciation on forward foreign currency contracts	84,440
Distributions payable	63,226
Accrued management fee	41,801
Accrued Trustees’ fees	1,637
Other accrued expenses and payables	241,196
Total liabilities	9,593,556
Net assets, at value	$112,915,382

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Fixed Income Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Assets Consist of

Distributable earnings (loss)	$(44,117,601)
Paid-in capital	157,032,983
Net assets, at value	$112,915,382

Net Asset Value
Class A
Net Asset Value and redemption price per share ($41,214,614 ÷ 4,930,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.36
Maximum offering price per share (100 ÷ 97.25 of $8.36)	$8.60
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($15,352,487 ÷ 1,836,751 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.36
Class R6
Net Asset Value, offering and redemption price per share ($10,677 ÷ 1,277 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.36
Class S
Net Asset Value, offering and redemption price per share ($33,934,715 ÷ 4,054,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.37
Institutional Class
Net Asset Value, offering and redemption price per share ($22,402,889 ÷ 2,677,022 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.37

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	25

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Interest	$4,605,225
Dividends	620,191
Income distributions — DWS Central Cash Management Government Fund	114,001
Securities lending income, net of borrower rebates	124,872
Total income	5,464,289
Expenses:
Management fee	553,177
Administration fee	138,294
Services to shareholders	174,936
Distribution and service fees	306,768
Custodian fee	19,782
Professional fees	104,437
Reports to shareholders	44,618
Registration fees	54,066
Trustees’ fees and expenses	7,881
Other	24,963
Total expenses before expense reductions	1,428,922
Expense reductions	(83,238)
Total expenses after expense reductions	1,345,684
Net investment income	4,118,605

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,997,733)
Swap contracts	(3,035)
Futures	1,347,216
Forward foreign currency contracts	231,135
Foreign currency	55,713
(1,366,704)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,040,126)
Swap contracts	(73,601)
Futures	(304,929)
Forward foreign currency contracts	8,792
Foreign currency	9,566
(3,400,298)
Net gain (loss)	(4,767,002)
Net increase (decrease) in net assets resulting from operations	$(648,397)

The accompanying notes are an integral part of the financial statements.

26	|	DWS Fixed Income Opportunities Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$4,118,605	$3,779,152
Net realized gain (loss)	(1,366,704)	(1,790,653)
Change in net unrealized appreciation (depreciation)	(3,400,298)	5,190,309
Net increase (decrease) in net assets resulting from operations	(648,397)	7,178,808
Distributions to shareholders from:
Distributions:
Class A	(1,409,746)	(1,067,795)
Class C	(420,135)	(263,842)
Class R6	(345)	(194)
Class S	(1,390,976)	(1,041,693)
Institutional Class	(913,599)	(626,136))
Return of capital:
Class A	—	(242,758)
Class C	—	(57,370)
Class R6	—	(45)
Class S	—	(242,081)
Institutional Class	—	(144,630)
Total distributions	(4,134,801)	(3,686,544)*
Fund share transactions:
Proceeds from shares sold	24,562,710	28,284,586
Reinvestment of distributions	3,603,079	3,262,234
Payments for shares redeemed	(65,220,690)	(94,783,553)
Net increase (decrease) in net assets from Fund share transactions	(37,054,901)	(63,236,733)
Increase (decrease) in net assets	(41,838,099)	(59,744,469)
Net assets at beginning of year	154,753,481	214,497,950
Net assets at end of year	$112,915,382	$154,753,481 **

*

Includes distributions from net investment income of $985,917, $233,000, $183, $983,166 and $587,388 for Class A, Class C, Class R6, Class S and Class Institutional Class, respectively and distributions from net realized gains of $81,878, $30,842, $11, $58,527 and $38,748 for Class A, Class C, Class R6, Class S and Class Institutional Class, respectively.

**	Includes distributions in excess of net investment income of $170,587.

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	27

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.66	$8.50	$8.55	$8.96	$9.02
Income (loss) from investment operations:
Net investment income[a]	.25	.18	.19	.20	.20
Net realized and unrealized gain (loss)	(.30)	.16	(.02)	(.42)	(.06)
Total from investment operations	(.05)	.34	.17	(.22)	.14
Less distributions from:
Net investment income	(.25)	(.14)	(.16)	(.19)	(.20)
Net realized gains	—	(.01)	(.06)	—	—
Return of capital	—	(.03)	—	—	—
Total distributions	(.25)	(.18)	(.22)	(.19)	(.20)
Net asset value, end of period	$8.36	$8.66	$8.50	$8.55	$8.96
Total Return (%)[b]	(.54)[c]	3.97 [c]	2.02	(2.33)	1.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	55	86	163	273
Ratio of expenses before expense reductions (%)	1.06	1.02	1.01	.94	.92
Ratio of expenses after expense reductions (%)	1.00	1.02	1.01	.94	.92
Ratio of net investment income (%)	2.95	2.05	2.22	2.32	2.28
Portfolio turnover rate (%)	68	116	61	46	57

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Fixed Income Opportunities Fund

	Years Ended October 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.66	$8.50	$8.55	$8.96	$9.02
Income (loss) from investment operations:
Net investment income[a]	.19	.11	.12	.14	.14
Net realized and unrealized gain (loss)	(.30)	.16	(.01)	(.42)	(.06)
Total from investment operations	(.11)	.27	.11	(.28)	.08
Less distributions from:
Net investment income	(.19)	(.08)	(.10)	(.13)	(.14)
Net realized gains	—	(.01)	(.06)	—	—
Return of capital	—	(.02)	—	—	—
Total distributions	(.19)	(.11)	(.16)	(.13)	(.14)
Net asset value, end of period	$8.36	$8.66	$8.50	$8.55	$8.96
Total Return (%)[b]	(1.27)[c]	3.30 [c]	1.14	(3.06)	.72

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	22	31	49	75
Ratio of expenses before expense reductions (%)	1.80	1.78	1.77	1.70	1.67
Ratio of expenses after expense reductions (%)	1.75	1.77	1.77	1.70	1.67
Ratio of net investment income (%)	2.20	1.30	1.46	1.56	1.54
Portfolio turnover rate (%)	68	116	61	46	57

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	29

	Years Ended October 31,			Period Ended
Class R6	2018	2017	2016	10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.67	$8.50	$8.55	$8.65
Income (loss) from investment operations:
Net investment income[b]	.27	.20	.20	.15
Net realized and unrealized gain (loss)	(.31)	.17	(.01)	(.10)
Total from investment operations	(.04)	.37	.19	.05
Less distributions from:
Net investment income	(.27)	(.15)	(.18)	(.15)
Net realized gains	—	(.01)	(.06)	—
Return of capital	—	(.04)	—	—
Total distributions	(.27)	(.20)	(.24)	(.15)
Net asset value, end of period	$8.36	$8.67	$8.50	$8.55
Total Return (%)	(.42)[c]	4.34 [c]	2.21 [c]	.55	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	10	10
Ratio of expenses before expense reductions (%)	.88	.89	.86	.75	*
Ratio of expenses after expense reductions (%)	.75	.75	.84	.75	*
Ratio of net investment income (%)	3.21	2.34	2.35	2.25	*
Portfolio turnover rate (%)	68	116	61	46	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

30	|	DWS Fixed Income Opportunities Fund

	Years Ended October 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.67	$8.51	$8.55	$8.96	$9.03
Income (loss) from investment operations:
Net investment income[a]	.27	.20	.20	.22	.22
Net realized and unrealized gain (loss)	(.29)	.16	.00 *	(.42)	(.07)
Total from investment operations	(.02)	.36	.20	(.20)	.15
Less distributions from:
Net investment income	(.28)	(.15)	(.18)	(.21)	(.22)
Net realized gains	—	(.01)	(.06)	—	—
Return of capital	—	(.04)	—	—	—
Total distributions	(.28)	(.20)	(.24)	(.21)	(.22)
Net asset value, end of period	$8.37	$8.67	$8.51	$8.55	$8.96
Total Return (%)	(.30)[b]	4.34 [b]	2.18 [b]	(2.27)	1.66

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	51	59	160	339
Ratio of expenses before expense reductions (%)	.86	.84	.85	.77	.75
Ratio of expenses after expense reductions (%)	.75	.78	.84	.77	.75
Ratio of net investment income (%)	3.20	2.32	2.41	2.53	2.47
Portfolio turnover rate (%)	68	116	61	46	57

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Fixed Income Opportunities Fund	|	31

	Years Ended October 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.67	$8.51	$8.56	$8.97	$9.03
Income (loss) from investment operations:
Net investment income[a]	.28	.20	.21	.23	.23
Net realized and unrealized gain (loss)	(.30)	.16	(.01)	(.42)	(.06)
Total from investment operations	(.02)	.36	.20	(.19)	.17
Less distributions from:
Net investment income	(.28)	(.15)	(.19)	(.22)	(.23)
Net realized gains	—	(.01)	(.06)	—	—
Return of capital	—	(.04)	—	—	—
Total distributions	(.28)	(.20)	(.25)	(.22)	(.23)
Net asset value, end of period	$8.37	$8.67	$8.51	$8.56	$8.97
Total Return (%)	(.29)[b]	4.23	2.31	(2.08)	1.73

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	27	39	62	123
Ratio of expenses before expense reductions (%)	.75	.76	.74	.69	.68
Ratio of expenses after expense reductions (%)	.75	.76	.74	.69	.68
Ratio of net investment income (%)	3.21	2.32	2.49	2.61	2.55
Portfolio turnover rate (%)	68	116	61	46	57

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Fixed Income Opportunities Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Fixed Income Opportunities Fund (formerly Deutsche Fixed Income Opportunities Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to

DWS Fixed Income Opportunities Fund	|	33

facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

34	|	DWS Fixed Income Opportunities Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities

DWS Fixed Income Opportunities Fund	|	35

lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2018, the Fund had securities on loan, which were classified as corporate bonds, government and agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of October 31, 2018

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$2,087,110	$—	$—	$—	$2,087,110
Government and Agency Obligations	1,336,500	—	—	—	1,336,500
Exchange-Traded Funds	2,975,625	—	—	—	2,975,625
Total	$6,399,235	$—	$—	$—	$6,399,235
Gross amount of recognized liabilities for securities lending transactions					$6,399,235

36	|	DWS Fixed Income Opportunities Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $42,231,000, including $1,694,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until October 31, 2019, and approximately $40,537,000 of post-enactment losses, which may be applied against realized taxable capital gains indefinitely, including short-term losses ($20,065,000) and long-term losses ($20,472,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital

DWS Fixed Income Opportunities Fund	|	37

loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to expired capital loss carryforwards, investments in futures contracts, certain securities sold at a loss and reclassification of distributions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income*	$95,318
Capital loss carryforwards	$(42,231,000)
Net unrealized appreciation (depreciation) on investments	$(1,925,052)

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $121,061,590. The net unrealized depreciation for all investments based on tax cost was $1,925,052. consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $2,571,413 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $4,496,465.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$4,134,801	$2,999,660
Return of capital	$—	$686,884

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

38	|	DWS Fixed Income Opportunities Fund

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap

DWS Fixed Income Opportunities Fund	|	39

transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $5,400,000.

40	|	DWS Fixed Income Opportunities Fund

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2018, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $9,480,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $35,915,000 to $76,762,000.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward

DWS Fixed Income Opportunities Fund	|	41

currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,670,000 to $10,584,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,341,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$130,714	$—	$130,714
Foreign Exchange Contracts (b)	—	195,387	195,387
	$130,714	$195,387	$326,101

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$(25,572)	$—	$—	$(25,572)
Credit Contracts (c)	—	(73,601)	—	(73,601)
Foreign Exchange Contracts (d)	—	—	(84,440)	(84,440)
	$(25,572)	$(73,601)	$(84,440)	$(183,613)

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2018 and the related location in the accompanying Statement

42	|	DWS Fixed Income Opportunities Fund

of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$1,347,216	$—	$—	$1,347,216
Credit Contracts (e)	—	(3,035)	—	(3,035)
Foreign Exchange Contracts (e)	—	—	231,135	231,135
	$1,347,216	$(3,035)	$231,135	$1,575,316

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from futures contracts, swap contracts and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$(304,929)	$—	$—	$(304,929)
Credit Contracts (f)	—	(73,601)	—	(73,601)
Foreign Exchange Contracts (f)	—	—	8,792	8,792
	$(304,929)	$(73,601)	$8,792	$(369,738)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on future contracts, swap contracts and forward foreign currency contracts, respectively

As of October 31, 2018, the Fund has transactions subject to enforceable master netting agreements, which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$41,276	$—	$—	$41,276
JPMorgan Chase Securities, Inc.	56,127	(56,127)	—	—

DWS Fixed Income Opportunities Fund	|	43

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$9,238	$—	$—	$9,238
State Street Bank & Trust	88,746	—	—	88,746
	$195,387	$(56,127)	$—	$139,260

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$83,444	$(56,127)	$—	$27,317
Credit Agricole	996	—	—	996
	$84,440	$(56,127)	$—	$28,313

C. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$74,583,798	$96,358,390
U.S. Treasury Obligations	$6,507,129	$11,944,123

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

44	|	DWS Fixed Income Opportunities Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from November 1, 2017 through January 31, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 Shares to 0.74%.

For the period from November 1, 2017 (from February 1, 2018 for Class R6 Shares) through January 31, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.00%
Class C	1.75%
Class R6	.75%
Class S	.75%
Institutional Class	.75%

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$26,412
Class C	9,411
Class R6	14
Class S	46,511
Institutional Class	890
$83,238

DWS Fixed Income Opportunities Fund	|	45

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $138,294, of which $9,847 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$5,289	$1,860
Class C	1,393	484
Class R6	21	7
Class S	3,941	1,372
Institutional Class	972	348
	$11,616	$4,071

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$50,832
Class C	19,371
Class S	68,584
Institutional Class	17,058
$155,845

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

46	|	DWS Fixed Income Opportunities Fund

with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$141,907	$9,960

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$117,579	$17,644	.25%
Class C	47,282	7,196	.25%
	$164,861	$24,840

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018 aggregated $255.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for the Class C shares aggregated $411. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2018, DDI received $195 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $21,390, of which $11,985 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are

DWS Fixed Income Opportunities Fund	|	47

managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $9,399.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Fund Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	470,759	$4,014,374	725,024	$6,214,261
Class C	73,398	631,277	68,146	585,094
Class S	924,363	7,913,844	1,868,690	16,032,035
Institutional Class	1,392,335	12,003,215	634,886	5,453,196
		$24,562,710		$28,284,586

48	|	DWS Fixed Income Opportunities Fund

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	155,621	$1,328,200	139,221	$1,194,266
Class C	46,447	396,360	33,609	288,597
Class R6	41	345	27	235
Class S	155,735	1,330,768	134,688	1,157,413
Institutional Class	64,018	547,406	72,399	621,723
		$3,603,079		$3,262,234

Shares redeemed
Class A	(2,043,908)	$(17,485,480)	(4,582,390)	$(39,216,619)
Class C	(783,703)	(6,684,865)	(1,273,072)	(10,903,893)
Class S	(2,908,888)	(24,852,322)	(3,036,133)	(26,075,907)
Institutional Class	(1,902,428)	(16,198,023)	(2,160,387)	(18,587,134)
		$(65,220,690)		$(94,783,553)

Net Increase (decrease)
Class A	(1,417,528)	$(12,142,906)	(3,718,145)	$(31,808,092)
Class C	(663,858)	(5,657,228)	(1,171,317)	(10,030,202)
Class R6	41	345	27	235
Class S	(1,828,790)	(15,607,710)	(1,032,755)	(8,886,459)
Institutional Class	(446,075)	(3,647,402)	(1,453,102)	(12,512,215)
		$(37,054,901)		$(63,236,733)

DWS Fixed Income Opportunities Fund	|	49

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Fixed Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Fixed Income Opportunities Fund (one of the funds constituting Deutsche DWS Income Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

50	|	DWS Fixed Income Opportunities Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Fixed Income Opportunities Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, C, R6 and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS Fixed Income Opportunities Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$992.40	$988.70	$993.60	$993.60	$993.70
Expenses Paid per $1,000*	$5.02	$8.77	$3.77	$3.77	$3.77

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,020.16	$1,016.38	$1,021.42	$1,021.42	$1,021.42
Expenses Paid per $1,000*	$5.09	$8.89	$3.82	$3.82	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Fixed Income Opportunities Fund	1.00%	1.75%	.75%	.75%	.75%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Fixed Income Opportunities Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Fixed Income Opportunities Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

54	|	DWS Fixed Income Opportunities Fund

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31,

DWS Fixed Income Opportunities Fund	|	55

2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted that, effective August 1, 2016, the Fund’s investment process, strategy, name, and certain members of the portfolio management team were changed and that further changes to the portfolio management team were made on August 1, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

56	|	DWS Fixed Income Opportunities Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

DWS Fixed Income Opportunities Fund	|	57

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

58	|	DWS Fixed Income Opportunities Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

DWS Fixed Income Opportunities Fund	|	59

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

60	|	DWS Fixed Income Opportunities Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

DWS Fixed Income Opportunities Fund	|	61

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

62	|	DWS Fixed Income Opportunities Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Fixed Income Opportunities Fund	|	63

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s
Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

64	|	DWS Fixed Income Opportunities Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUCX	SDUSX	MGSFX
CUSIP Number	25155T 833	25155T 858	25155T 866	25155T 874
Fund Number	434	734	2334	557

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SDURX
CUSIP Number	25155T 411
Fund Number	1618

DWS Fixed Income Opportunities Fund	|	65

Notes

Notes

Notes

Notes

Notes

Notes

DFIOF-2

(R-024974-8 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS fixed income opportunities Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$85,031	$0	$0	$0
2017	$84,760	$3,000	$0	$0

“Audit-Related Fees Billed to the Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Fixed Income Opportunities Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019